COMMUNITY BANKS, INC. & SUBSIDIARIES
                      ------------------------------------
                         Fiscal Insight - JUNE 30, 2004
                         ------------------------------


                                   KEY RATIOS
                                   ----------

                                                                        2004                               2003
-------------------------------------------------------------    -------------------     ------------------------------------------
                                                                  Second     First        Fourth      Third     Second
                                                                  Quarter   Quarter       Quarter    Quarter    Quarter    Annual
-------------------------------------------------------------    -------------------     ------------------------------------------
Earnings per share - basic (1)                                    $ 0.45    $ 0.42        $  0.43    $  0.42    $ 0.41    $ 1.68
Earnings per share - diluted (1)                                  $ 0.43    $ 0.41        $  0.41    $  0.41    $ 0.40    $ 1.63
Return on average assets                                            1.11%     1.10%          1.13%      1.12%     1.12%     1.15%
Return on average equity                                           15.37%    14.13%         14.75%     14.95%    14.62%    15.03%
Return on average realized equity (2)                              15.54%    14.98%         15.26%     15.65%    15.68%    15.81%

Net interest margin                                                 3.44%     3.40%          3.41%      3.44%     3.49%     3.50%
Non-interest income/revenues (FTE excluding security gains)        25.11%    22.17%         27.01%     25.91%    23.59%    23.95%
Provision for loan losses/average loans (annualized)                0.27%     0.31%          0.22%      0.35%     0.25%     0.25%
Efficiency ratio                                                   61.55%    61.19%         62.41%     59.33%    59.89%    60.47%

Non-performing assets to period-end loans                           0.69%     0.86%          1.21%      1.11%     1.16%
90 day past due loans to period-end loans                           0.00%     0.01%          0.01%      0.01%     0.01%
                                                                 -------------------     -------------------------------
Total risk elements to period-end loans                             0.69%     0.87%          1.22%      1.12%     1.17%
                                                                 ===================     ===============================

Allowance for loan losses to loans                                  1.23%     1.25%          1.22%      1.26%     1.29%
Allowance for loan losses to
        non-accrual loans                                            229%      184%           162%       119%      115%
Net charge-offs/average loans (annualized)                          0.11%     0.06%          0.32%      0.15%     0.14%

Equity to assets                                                    6.94%     7.74%          7.71%      7.53%     7.71%


(1) Per share data reflect stock splits and stock dividends
(2) Excludes accumulated other comprehensive income (loss) items

                                                   PER SHARE STATISTICS *
                                                   ----------------------

Diluted Earnings per Share
-------------------------------------------------------------------------------------------------------------------------
                                                    Fourth          Third          Second           First
                                                    Quarter        Quarter         Quarter         Quarter         Total
-------------------------------------------------------------------------------------------------------------------------
2004                                                                                $0.43           $0.41          $0.84
2003                                                 $0.41          $0.41           $0.40           $0.41          $1.63
2002                                                 $0.37          $0.38           $0.37           $0.36          $1.48
-------------------------------------------------------------------------------------------------------------------------

Average Diluted Shares Outstanding
-------------------------------------------------------------------------------------------------------------------------
                                                    Fourth          Third          Second           First       Average for
                                                    Quarter        Quarter         Quarter         Quarter         Year
-------------------------------------------------------------------------------------------------------------------------
2004                                                                               12,587          12,653         12,619
2003                                                12,623         12,501          12,433          12,375         12,497
2002                                                12,407         12,491          12,539          12,529         12,491
-------------------------------------------------------------------------------------------------------------------------

Book Value per Share
----------------------------------------------------------------------------------------------------------
                                                    Fourth          Third          Second           First
                                                    Quarter        Quarter         Quarter         Quarter
----------------------------------------------------------------------------------------------------------
2004                                                                               $11.15          $12.27
2003                                                $11.73         $11.25          $11.73          $10.83
2002                                                $10.67         $10.56           $9.97          $ 9.05
----------------------------------------------------------------------------------------------------------

Realized Book Value per Share (excludes accumulated other comprehensive income items)
----------------------------------------------------------------------------------------------------------
                                                    Fourth          Third          Second           First
                                                    Quarter        Quarter         Quarter         Quarter
----------------------------------------------------------------------------------------------------------
2004                                                                               $11.61          $11.40
2003                                                $11.19         $10.89          $10.60          $10.33
2002                                                $10.13         $ 9.92          $ 9.77          $ 9.53
----------------------------------------------------------------------------------------------------------

 * Per share data reflect stock splits and stock dividends

                             QUARTER END INFORMATION
                             -----------------------

(dollars in thousands)                                                  2004                                   2003
----------------------------------------------------------   --------------------------     ----------------------------------------
                                                                Second         First           Fourth          Third        Second
                                                                Quarter       Quarter          Quarter        Quarter       Quarter
----------------------------------------------------------   --------------------------     ----------------------------------------
Loans, net                                                    $1,147,074    $1,098,695        $1,065,433    $1,055,527    $  991,145
Earning assets                                                 1,843,262     1,834,961         1,750,263     1,707,752     1,722,320
Goodwill and identifiable intangible assets                        4,976         4,759             4,773         4,699         2,446
Total assets                                                   1,961,061     1,944,555         1,861,063     1,816,477     1,843,152
Deposits                                                       1,297,370     1,282,410         1,230,685     1,210,632     1,194,225
Long-term debt                                                   373,066       399,750           411,422       348,082       319,112
Subordinated debt                                                 30,928        30,928            30,928        15,464        15,464
Total shareholder's equity                                       136,135      150,504            143,406       136,710       142,062
Accumulated other comprehensive income (loss) (net of tax)        (5,607)       10,604             6,596         4,451        13,624
----------------------------------------------------------   --------------------------     ----------------------------------------


        CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION
        ----------------------------------------------------------------

(dollars in thousands)                                           2004                                     2003
------------------------------------------------    ---------------------------        -------------------------------------------
                                                       Second           First             Fourth          Third           Second
                                                       Quarter         Quarter            Quarter        Quarter          Quarter
------------------------------------------------    ---------------------------        -------------------------------------------
Assets
Earning Assets:
Loans                                                 $1,138,284     $1,100,432         $1,067,506      $1,026,429      $  979,173
Federal funds sold and other                              14,297         11,175             21,773           5,241           4,591
Taxable investment securities                            493,150        463,804            423,723         469,450         483,410
Tax-exempt investment securities                         208,754        207,942            207,841         213,158         211,985
------------------------------------------------    ---------------------------        -------------------------------------------
Total Earning Assets                                   1,854,485      1,783,353          1,720,843       1,714,278       1,679,159



Cash and due from banks                                   34,366         36,065             38,394          37,037          37,945
Allowance for loan losses                                (14,172)       (13,484)           (13,444)        (13,121)        (12,859)
Goodwill and other identifiable intangibles                4,844          4,756              4,634           3,220           2,155
Premises, equipment and other assets                      82,351         86,091             73,265          74,287          73,454
------------------------------------------------    ---------------------------        -------------------------------------------
Total assets                                          $1,961,874     $1,896,781         $1,823,692      $1,815,701      $1,779,854
------------------------------------------------    ---------------------------        -------------------------------------------

Liabilities and equity
Interest-bearing liabilities:
Deposits
     Savings and NOW accounts                         $  516,409     $  457,269         $  445,881      $  417,872      $  386,797
     Time                                                510,783        501,571            492,401         496,945         498,676
     Time deposits greater than $100,000                 119,054        119,459            108,225         108,006         115,359
Short-term borrowings                                     83,333         52,020             45,278         124,568         125,384
Long-term debt and subordinated debt                     398,685        441,076            408,018         343,972         335,014
------------------------------------------------    ---------------------------        -------------------------------------------
Total interest-bearing liabilities                     1,628,264      1,571,395          1,499,803       1,491,363       1,461,230

Noninterest-bearing deposits                             177,104        164,295            167,874         174,042         169,220
Other liabilities                                         14,179         13,783             16,789          13,720          12,915
------------------------------------------------    ---------------------------        -------------------------------------------
Total liabilities                                      1,819,547      1,749,473          1,684,466       1,679,125       1,643,365
------------------------------------------------    ---------------------------        -------------------------------------------
Shareholders' equity                                     142,327        147,308            139,226         136,576         136,489
------------------------------------------------    ---------------------------        ------------- -----------------------------
Total liabilities and
     shareholders' equity                             $1,961,874     $1,896,781         $1,823,692      $1,815,701      $1,779,854
------------------------------------------------    ---------------------------        -------------------------------------------

                          Change in Average Balances *
-----------------------------------------------------------------------------------------------------------------------------------

                                                               2004                                              2003
------------------------------------------------    ---------------------------        --------------------------------------------
                                                       Second           First             Fourth          Third            Second
                                                       Quarter         Quarter            Quarter        Quarter           Quarter
------------------------------------------------    ---------------------------        --------------------------------------------
Loans                                                      16.2%          20.2%              17.8%           14.0%            10.5%
Total assets                                               10.2%          11.4%              11.6%           13.2%            13.9%
Deposits                                                   13.1%          10.1%               8.4%            7.4%             6.9%
Shareholders' equity                                        4.3%          12.6%               9.4%            9.6%            19.7%
------------------------------------------------    ---------------------------        --------------------------------------------

 * Compares the current quarter to the comparable quarter of the prior year.



                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                   -------------------------------------------

(dollars in thousands)                           2004                                   2003
----------------------------------------  -------------------        -------------------------------------------
                                           Second      First         Fourth       Third      Second
                                          Quarter     Quarter        Quarter     Quarter     Quarter     Annual
----------------------------------------  -------------------        -------------------------------------------
Interest income                           $24,882     $23,980        $23,602     $23,769     $23,723     $94,865
Tax equivalent adjustment                   1,639       1,623          1,615       1,630       1,589       6,352
----------------------------------------  -------------------        -------------------------------------------

                                           26,521      25,603         25,217      25,399      25,312     101,217
Interest expense                           10,678      10,541         10,428      10,520      10,699      42,351
----------------------------------------  -------------------        -------------------------------------------

Net interest income                        15,843      15,062         14,789      14,879      14,613      58,866
Provision for loan losses                     750         850            600         900         600       2,500
----------------------------------------  -------------------        -------------------------------------------

Net interest income after provision        15,093      14,212         14,189      13,979      14,013      56,366
Non-interest income                         4,484       3,664          4,748       4,268       4,066      16,004
Investment security gains                     844       1,332             78         302         500       1,927
Mortgage banking activities                   828         627            725         936         445       2,532
Non-interest expenses                      12,962      11,883         11,962      11,578      11,389      45,718
----------------------------------------  -------------------        -------------------------------------------

Income before income taxes                  8,287       7,952          7,778       7,907       7,635      31,111
Income taxes                                1,211       1,154            987       1,130       1,070       4,359
Tax equivalent adjustment                   1,639       1,623          1,615       1,630       1,589       6,352
----------------------------------------  -------------------        -------------------------------------------

NET INCOME                                $ 5,437     $ 5,175        $ 5,176     $ 5,147     $ 4,976     $20,400
----------------------------------------  -------------------        -------------------------------------------

Tax effect of security transactions       $   295     $   466        $    27     $   106     $   175     $   674
---------------------------------------   -------------------        -------------------------------------------




                         ANALYSIS OF NON-INTEREST INCOME
                         -------------------------------

(dollars in thousands)                                       2004                                       2003
------------------------------------------------   --------------------------   --------------------------------------------------
                                                    Second         First          Fourth        Third       Second
                                                    Quarter       Quarter         Quarter      Quarter      Quarter       Annual
------------------------------------------------   --------------------------   --------------------------------------------------

Investment management and trust services           $   409       $   267         $   384      $   292      $   333       $ 1,326
Service charges on deposit accounts                  1,707         1,405           1,442        1,350        1,295         5,128
Other service charges, commissions and fees            775           902             629          799          776         2,958
Insurance premium income and commissions             1,025           654             745          819          848         2,822
Earnings on investment in life insurance               412           365             311          372          443         1,455
Other income                                           156            71           1,237          636          371         2,315
------------------------------------------------   --------------------------   --------------------------------------------------

Total non-interest income                          $ 4,484       $ 3,664         $ 4,748      $ 4,268      $ 4,066       $16,004
------------------------------------------------   --------------------------   --------------------------------------------------






                        ANALYSIS OF NON-INTEREST EXPENSES
                        ---------------------------------

(dollars in thousands)                                       2004                                    2003
-----------------------------------------------    --------------------------   --------------------------------------------------
                                                    Second        First          Fourth        Third       Second
                                                    Quarter      Quarter         Quarter      Quarter      Quarter        Annual
-----------------------------------------------    --------------------------   --------------------------------------------------

Salaries and employee benefits                     $ 7,041       $ 6,835         $ 6,598      $ 6,623      $ 6,276       $25,397
Net occupancy expense                                1,995         2,033           1,836        1,820        1,778         7,200
Marketing expense                                      869           420             521          412          571         2,018
Telecommunications expense                             344           317             350          425          327         1,302
Other operating expenses                             2,713         2,278           2,657        2,298        2,437         9,801
-----------------------------------------------    --------------------------   --------------------------------------------------

Total non-interest expenses                        $12,962       $11,883         $11,962      $11,578      $11,389       $45,718
-----------------------------------------------    --------------------------   --------------------------------------------------



                             RISK ELEMENTS ANALYSIS
                             ----------------------

(dollars in thousands)                                               2004                                       2003
------------------------------------------------------    ------------------------------   -----------------------------------------
                                                           Second           First            Fourth           Third         Second
                                                          Quarter          Quarter           Quarter         Quarter       Quarter
------------------------------------------------------    ------------------------------   -----------------------------------------

Non-performing assets:
     Non-accrual loans                                    $ 6,244          $ 7,541           $ 8,151        $11,310        $11,281
     Troubled debt restructurings                               -                -                 -              -              -
     Foreclosed real estate                                 1,788            2,057             4,865            572            359
------------------------------------------------------    ------------------------------   -----------------------------------------

Total non-performing assets                                 8,032            9,598            13,016         11,882         11,640
Accruing loans 90 days or more past due                        32               98                90             71             61
------------------------------------------------------    ------------------------------   -----------------------------------------

Total risk elements                                       $ 8,064          $ 9,696           $13,106        $11,953        $11,701
------------------------------------------------------    ------------------------------   -----------------------------------------


Non-performing assets to period-end loans                   0.69%            0.86%             1.21%          1.11%          1.16%
------------------------------------------------------    ------------------------------   -----------------------------------------
90 day past due loans to period-end loans                   0.00%            0.01%             0.01%          0.01%          0.01%
------------------------------------------------------    ------------------------------   -----------------------------------------
Total risk elements to period-end loans                     0.69%            0.87%             1.22%          1.12%          1.17%
------------------------------------------------------    ------------------------------   -----------------------------------------




                            ALLOWANCE FOR LOAN LOSSES
                            -------------------------
(dollars in thousands)                                              2004                              2003
------------------------------------------------------   ---------------------------   ------------------------------------
                                                           Second         First        Fourth       Third      Second
                                                          Quarter        Quarter       Quarter     Quarter     Quarter
------------------------------------------------------   ---------------------------   ------------------------------------

Balance at beginning of period                            $13,862        $13,178       $13,440     $12,922     $12,653
Loans charged off                                            (752)          (450)       (1,479)       (564)       (504)
Recoveries                                                    434            284           617         182         173
------------------------------------------------------   ---------------------------   ------------------------------------

Net loans charged off                                        (318)          (166)         (862)       (382)       (331)
------------------------------------------------------   ---------------------------   ------------------------------------

Provision for loan losses                                     750            850           600         900         600
------------------------------------------------------   ---------------------------   ------------------------------------

Balance at end of period                                  $14,294        $13,862       $13,178     $13,440     $12,922
------------------------------------------------------   ---------------------------   ------------------------------------


Net loans charged-off to average loans*                     0.11%          0.06%         0.32%       0.15%       0.14%
------------------------------------------------------   ---------------------------   ------------------------------------
Provision for loan losses to average loans*                 0.27%          0.31%         0.22%       0.35%       0.25%
------------------------------------------------------   ---------------------------   ------------------------------------
Allowance for loan losses to loans                          1.23%          1.25%         1.22%       1.26%       1.29%
------------------------------------------------------   ---------------------------   ------------------------------------

*Annualized


                                  OTHER RATIOS
                                  ------------

                                                                   2004                             2003
------------------------------------------------------------------------------------------------------------------------
                                                          Second          First        Fourth       Third      Second
                                                          Quarter        Quarter       Quarter     Quarter     Quarter
------------------------------------------------------------------------------------------------------------------------

Investment portfolio - market to amortized cost             99.2%         102.8%        102.1%      101.5%      103.4%
Dividend payout ratio                                       38.2%          38.4%         37.5%       37.5%       38.6%
Net loans to deposits ratio, average                        84.9%          87.5%         86.8%       84.7%       82.6%
------------------------------------------------------------------------------------------------------------------------





                      MARKET PRICE AND DIVIDENDS DECLARED *
                      -------------------------------------


---------------------------------------------------------------------------------------------------------------

                                                          Closing Bid Price Range
                                                     -------------------------------  Dividends
                           Quarter                          High           Low        Declared
---------------------------------------------------------------------------------------------------------------
2004
---------------------------------------------------------------------------------------------------------------
                              I                           $ 34.52        $ 28.41       $0.1619
                             II                           $ 31.58        $ 27.02       $0.1700
                             III
                             IV
---------------------------------------------------------------------------------------------------------------

                                                                                       $0.3319
---------------------------------------------------------------------------------------------------------------


2003
---------------------------------------------------------------------------------------------------------------
                              I                           $ 22.51        $ 20.79       $0.1512
                             II                           $ 23.81        $ 22.11       $0.1586
                             III                          $ 26.59        4 23.69       $0.1586
                             IV                           $ 32.14        $ 26.67       $0.1586
---------------------------------------------------------------------------------------------------------------

                                                                                       $0.6270
---------------------------------------------------------------------------------------------------------------


2002
---------------------------------------------------------------------------------------------------------------
                              I                           $ 20.98        $ 18.41       $0.1208
                             II                           $ 22.45        $ 19.31       $0.1361
                             III                          $ 20.93        $ 18.07       $0.1361
                             IV                           $ 21.92        $ 19.64       $0.1512
---------------------------------------------------------------------------------------------------------------

                                                                                       $0.5442
----------------------------------------------------------------------------------------------------------------

 * Per share data reflect stock splits and stock dividends

T

                       Net Interest Margin - Year-to-Date
                       ----------------------------------

(dollars in thousands)                                       June 30, 2004                                June 30, 2003
-----------------------------------------     ------------------------------------------     ---------------------------------------
                                                 Average   FTE Interest    Average Rate       Average     FTE Interest  Average Rate
                                                 Balance  Income/Expense   Earned/Paid        Balance    Income/Expense  Earned/Paid
-----------------------------------------     ------------------------------------------     ---------------------------------------
Federal funds sold and interest-bearing
deposits in banks                              $    9,179    $    39          0.85%           $    1,036    $     3
Investment securities                             686,825     17,966          5.26%              690,800     17,862         5.21%
Loans - commercial                                398,176     11,098          5.61%              319,833     10,086         6.36%
         - commercial real estate                 292,703      8,783          6.03%              261,183      8,731         6.74%
         - residential real estate                 96,397      3,249          6.78%              105,847      4,019         7.66%
         - consumer                               335,639     10,989          6.58%              264,149      9,900         7.56%
-----------------------------------------     ------------------------------------------     ---------------------------------------
Total earning assets                           $1,818,919    $52,124          5.76%           $1,642,848    $50,601         6.21%
-----------------------------------------     ------------------------------------------     ---------------------------------------

Deposits - savings and NOW accounts            $  486,839    $ 2,016          0.83%           $  371,733    $ 1,562         0.85%
           -  time                                625,433      9,117          2.93%              613,683     10,330         3.39%
Short-term borrowings                              67,677        322          0.96%              110,751        764         1.39%
Long-term debt                                    388,952      9,009          4.66%              319,906      8,381         5.28%
Subordinated debt                                  30,928        755          4.91%               15,464        365         4.76%
-----------------------------------------     ------------------------------------------     ---------------------------------------

Total interest-bearing liabilities             $1,599,829    $21,219          2.67%           $1,431,537     21,402         3.01%
-----------------------------------------     ------------------------------------------     ---------------------------------------

Interest income to earning assets                                             5.76%                                         6.21%
Interest expense to paying liabilities                                        2.67%                                         3.01%
-----------------------------------------     ------------------------------------------     ---------------------------------------
Interest spread                                                               3.09%                                         3.20%
Impact of noninterest funds                                                   0.33%                                         0.39%
-----------------------------------------     ------------------------------------------     ---------------------------------------
Net interest margin                                          $30,905          3.42%                         $29,199         3.59%
-----------------------------------------     ------------------------------------------     ---------------------------------------


                      Net Interest Margin - Quarter-to-Date
                      -------------------------------------

(dollars in thousands)                                      June 30, 2004                                 June 30, 2003
-----------------------------------------      -----------------------------------------      --------------------------------------
                                                Average    FTE Interest     Average Rate       Average    FTE Interest  Average Rate
                                                Balance   Income/Expense    Earned/Paid        Balance   Income/Expense  Earned/Paid
-----------------------------------------      -----------------------------------------      --------------------------------------
Federal funds sold and interest-bearing
deposits in banks                              $   11,960    $    26          0.87%           $      914    $     1         0.44%
Investment securities                             701,904      9,268          5.31%              695,395      8,763         5.05%
Loans - commercial                                402,566      5,516          5.51%              334,026      5,137         6.17%
         - commercial real estate                 302,104      4,574          6.09%              271,094      4,422         6.54%
         - residential real estate                 95,009      1,574          6.66%              103,291      1,943         7.55%
         - consumer                               340,942      5,563          6.56%              274,439      5,046         7.37%
-----------------------------------------      -----------------------------------------      --------------------------------------

Total earning assets                           $1,854,485    $26,521          5.75%           $1,679,159    $25,312         6.05%
-----------------------------------------      -----------------------------------------      --------------------------------------

                                                                                                                               $
Deposits - savings and NOW accounts            $  516,409    $ 1,127          0.88%           $  386,797        807         0.84%
           -  time                                629,837      4,548          2.90%              614,035      5,067         3.31%
Short-term borrowings                              83,333        198          0.96%              125,384        430         1.38%
Long-term debt                                    367,757      4,428          4.84%              319,550      4,214         5.29%
Subordinated debt                                  30,928        377          4.90%               15,464        181         4.69%
-----------------------------------------      -----------------------------------------      --------------------------------------

Total interest-bearing liabilities             $1,628,264     10,678          2.64%           $1,461,230    $10,699         2.94%

-----------------------------------------      -----------------------------------------      --------------------------------------

Interest income to earning assets                                             5.75%                                         6.05%
Interest expense to paying liabilities                                        2.64%                                         2.94%
-----------------------------------------      -----------------------------------------      --------------------------------------
Interest spread                                                               3.11%                                         3.11%
Impact of noninterest funds                                                   0.33%                                         0.38%
-----------------------------------------      -----------------------------------------      --------------------------------------

Net interest margin                                          $15,843          3.44%                         $14,613         3.49%

-----------------------------------------      -----------------------------------------      --------------------------------------


                      Net Interest Margin - Quarter-to-Date
                      -------------------------------------

(dollars in thousands)                                     June 30, 2004                                 March 31, 2004
-----------------------------------------      -----------------------------------------      --------------------------------------
                                                Average    FTE Interest    Average Rate        Average    FTE Interest  Average Rate
                                                Balance   Income/Expense   Earned/Paid         Balance   Income/Expense Earned/Paid
-----------------------------------------      -----------------------------------------      --------------------------------------
Federal funds sold and interest-bearing
deposits in banks                              $   11,960    $    26          0.87%           $    6,399    $    13         0.82%
Investment securities                             701,904      9,268          5.31%              671,746      8,699         5.21%
Loans - commercial                                402,566      5,516          5.51%              393,786      5,581         5.70%
         - commercial real estate                 302,104      4,574          6.09%              283,302      4,209         5.98%
         - residential real estate                 95,009      1,574          6.66%               96,119      1,675         7.01%
         - consumer                               340,942      5,563          6.56%              332,001      5,426         6.57%
-----------------------------------------      -----------------------------------------      --------------------------------------
Total earning assets                           $1,854,485    $26,521          5.75%           $1,783,353    $25,603         5.77%

-----------------------------------------      -----------------------------------------      --------------------------------------

Deposits - savings and NOW accounts            $  516,409    $ 1,127          0.88%           $  457,269    $   889         0.78%
           -  time                                629,837      4,548          2.90%              621,030      4,569         2.96%
Short-term borrowings                              83,333        198          0.96%               52,020        124         0.96%
Long-term debt                                    367,757      4,428          4.84%              410,148      4,581         4.49%
Subordinated debt                                  30,928        377          4.90%               30,928        378         4.92%
-----------------------------------------      -----------------------------------------      --------------------------------------
Total interest-bearing liabilities             $1,628,264     10,678          2.64%           $1,571,395     10,541         2.70%

-----------------------------------------      -----------------------------------------      --------------------------------------

Interest income to earning assets                                             5.75%                                         5.77%
Interest expense to paying liabilities                                        2.64%                                         2.70%
-----------------------------------------      -----------------------------------------      --------------------------------------
Interest spread                                                               3.11%                                         3.07%
Impact of noninterest funds                                                   0.33%                                         0.33%
-----------------------------------------      ------------------------------------           --------------------------------------

Net interest margin                                          $15,843          3.44%                         $15,062         3.40%
-----------------------------------------      -----------------------------------------      --------------------------------------


                       PERIOD-END LOAN PORTFOLIO ANALYSIS
                       ----------------------------------

(dollars in thousands)                                        2004                                     2003
----------------------------------------------   -------------------------------    ----------------------------------------------
                                                     Second          First            Fourth           Third          Second
                                                    Quarter         Quarter           Quarter         Quarter         Quarter
----------------------------------------------   -------------------------------    ----------------------------------------------

Commercial:
     Commercial                                   $  378,588      $  356,862        $  330,591      $  332,634      $  308,845
     Obligations of political subdivisions            37,801          37,142            36,853          38,597          35,178
----------------------------------------------   -------------------------------    ----------------------------------------------
                                                     416,389         394,004           367,444         371,231         344,023
----------------------------------------------   -------------------------------    ----------------------------------------------

Commercial real estate:
     Commercial mortgages                         $  303,031      $  287,964        $  283,661      $  279,115      $  272,071
----------------------------------------------   -------------------------------    ----------------------------------------------

Residential real estate:
     Residential mortgages                        $   84,260      $   87,280        $   91,485      $   93,085      $   97,182
     Construction                                     10,929           8,505             7,338           5,753           3,294
----------------------------------------------   -------------------------------    ----------------------------------------------
                                                      95,189          95,785            98,823          98,838         100,476

----------------------------------------------   -------------------------------    ----------------------------------------------

Consumer:
     Home equity loans                            $  216,384      $  209,868        $  205,087      $  200,100      $  164,883
     Home equity lines of credit                      45,324          40,535            38,299          35,383          34,340
     Indirect  consumer loans                         55,252          54,628            55,265          56,035          56,124
     Other consumer loans                             29,799          29,773            30,032          28,265          32,150
----------------------------------------------   -------------------------------    ----------------------------------------------
                                                     346,759         334,804           328,683         319,783         287,497
----------------------------------------------   -------------------------------    ----------------------------------------------


Total Loans                                       $1,161,368      $1,112,557        $1,078,611      $1,068,967      $1,004,067
----------------------------------------------   -------------------------------    ----------------------------------------------




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